                                                                   EXHIBIT 10.49

                               Installment Note

$122,891.00                                                     Cincinnati, Ohio
                                                                Dec 3     , 2001
                                                                ----------

FOR VALUE RECEIVED, SHELL'S SEAFOOD RESTAURANTS, INC. ("Maker"), a Delaware
                                                        -----
corporation, promises to pay to the order of NORTHGATE SQUARE CINCINNATI, LLC ("Payee"), an Ohio limited liability company, upon the terms and conditions set
  -----
forth herein, the principal sum of ONE HUNDRED TWENTY-TWO THOUSAND EIGHT HUNDRED NINETY-ONE DOLLARS ($122,891.00) plus interest on the unpaid principal balance at the rate of Ten Percent (10%) per annum, in eight (8) consecutive quarterly payments of SEVENTEEN THOUSAND ONE HUNDRED SIXTY-EIGHT AND 65/100 DOLLARS ($17,168.65) each, commencing on January 1, 2002 and continuing on the first day of each third month thereafter until October 1, 2003, whereupon all amounts of unpaid principal and all unpaid interest accrued thereon will be due and payable in full.

Late Fee. Maker agrees to pay a late fee in the amount of Two Percent (2%) of
--------
each payment due hereunder that is not received by the holder hereof within Ten
(10) days after such payment becomes due.

Acceleration Upon Default. Upon the occurrence of any one or more of the
-------------------------
following events ("Events of Default"), the holder hereof may, at its option,
                   -----------------
declare the entire unpaid principal of this Note and any unpaid interest accrued hereon immediately due and payable: (i) Maker fails to make any payment due hereunder within thirty (30) days after the same becomes due; (ii) Maker fails to perform or breaches any provision of this Note, or the Settlement Agreement and Mutual Release (the "Settlement Agreement") or the Security Agreement (the "Security Agreement") executed by Maker and Payee concurrently herewith, and Maker fails to cure such failure or breach within thirty (30) days after Maker receives notice thereof; or (iii) the insolvency of, appointment of a receiver of any of the property of, assignment for the benefit of creditors by, or commencement of any proceedings under any bankruptcy or insolvency laws by or against, Maker.

Maximum Interest. Notwithstanding any provision to the contrary contained
----------------
herein, in no event shall the total of (i) the aggregate amount of interest accrued or paid hereon through the date of any calculation of interest and (ii) the aggregate amount of any other sums accrued or paid which, under applicable law, are deemed to constitute interest hereon or the loan evidenced hereby through the date of any such calculation of interest, ever exceed the maximum contract rate of interest which could be lawfully charged under the law applicable to this Note on the principal balance of this Note from time to time remaining unpaid. It is the intention of Maker and Payee in connection with the making, delivery and acceptance of this Note to contract in strict compliance with the usury laws of the United States of America and the laws of the State of Ohio. In furtherance of such intention, none of the terms of this Note shall ever create or be construed to create a contract to pay interest at a rate in excess of the maximum contract rate of interest permitted to be charged on this Note under applicable law. The Maker, and any endorsers, guarantors, sureties, or other parties now or hereafter becoming liable for the payment of this Note, shall never be liable for interest in excess of the maximum contract rate of interest that may be lawfully charged under the law applicable to this Note; and, in the event the holder hereof ever receives or collects any such excess, such amount which would be excessive interest shall be applied to the reduction of the principal amount of this Note until the

                                                                   EXHIBIT 10.49

principal of this Note and all lawful interest are paid in full, and any remaining excess shall be paid to the Maker or any endorsers, guarantors, sureties, or other parties, as the case may be. The provisions of this paragraph shall control over all other provisions of this Note which may be or be deemed to be in conflict herewith.

Method and Application of Payments; Prepayment. All payments made hereunder
----------------------------------------------
shall be made in lawful currency of the United States, by check or bank draft, at 212 East Third Street, Suite 300, Cincinnati, Ohio, 45202, c/o North American Properties, or at such other address as the holder hereof may designate in writing from time to time. This Note may be prepaid in whole or in part at any time without penalty. All payments of principal and interest shall be applied by the holder hereof to the indebtedness evidenced hereby in the following order:

     (a) repayment of any amounts advanced by the holder hereof for collection costs;

     (b) repayment of any amounts advanced by the holder hereof for the protection or maintenance of any collateral securing this Note;

     (c)  interest on this Note; and

     (d)  reduction of the principal of this Note.

Waiver of Notice. Maker hereby waives presentment and demand for payment, notice
----------------
of dishonor, protest and notice of protest, and other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and consents and assents to extensions of time of payment or forbearance or other indulgences without notice.

Collection Costs. Maker agrees to pay any and all collection costs (including
----------------
reasonable attorney fees and court costs) incurred by the holder hereof in connection with the collection of the debt evidenced by this Note or the enforcement of any provision hereof.

Failure to Exercise Right No waiver. No delay or omission of Payee in
-----------------------------------
exercising, or failure of Payee to exercise, any right hereunder shall operate as a waiver of such right or of any other right hereunder. A waiver on any one occasion shall not be construed as a bar to or a waiver of any such right on any future occasion.

Governing Law. This Note was accepted by and delivered to Payee in the State of
-------------
Ohio, and shall be construed and enforced in accordance with, and governed by, the laws of the State of Ohio.

Jurisdiction and Venue. Maker hereby irrevocably agrees that, subject to Payee's
----------------------
sole and absolute election, any and all suits, actions or other proceedings with respect to, arising out of or in connection with this Note shall be litigated in courts having suits within Hamilton County, Ohio. Maker hereby consents and agrees that the following courts shall have personal jurisdiction over Maker in all lawsuits relating to or arising out of this Note, and hereby submits to the jurisdiction of the following courts and irrevocably waives any defense Maker may have of lack of personal jurisdiction in any such lawsuits filed in these courts: (a) all courts included within the state court system of the State of Ohio; and (b) all courts of the United States of America sitting within the State of Ohio, including, without limitation, all United States District Courts within the State of Ohio. Maker hereby consents and agrees that venue shall be proper in any of the following courts in all lawsuits relating to or arising out of this Note and hereby irrevocably waives any right Maker may have to transfer or change the venue in any such lawsuits filed in these courts:
(a) the state court of the county where Payee has its principal place of business (presently Hamilton County, Ohio); and (b) the United States District Court for

                                                                   EXHIBIT 10.49

the Southern District of Ohio, Western Division. In the event any of these courts are abolished, Maker agrees that venue shall be proper in the state or federal court in Ohio which most closely approximates the subject matter jurisdiction of the abolished court as well as any of these courts which are not so abolished. Any and all lawsuits filed by Maker against Payee relating to or arising out of this Note shall be required to be filed in one of these courts. Any and all lawsuits filed by Payee against Maker may be filed in any of these courts or in any court in which jurisdiction and venue are proper. In all lawsuits relating to or arising out of this Note, Maker consents and agrees that Maker may be served with process outside the State of Ohio in the same manner of service that may be made within the State of Ohio by any person authorized to make service by the laws of the state, territory, possession or country in which service is made or by any duly qualified attorney in such jurisdiction. Maker hereby waives any defense it may have of insufficiency of service of process relating to such service. This method of service shall not be the exclusive method of service available in such lawsuits and shall be available in addition to any other method of service allowed by law.

Severability. In the event that any provision of this Note, in whole or in part
------------
(or the application of any provision to a specific situation), is held to be invalid or unenforceable by the final judgment of a court of competent jurisdiction after appeal or the time for appeal has expired, such invalidity shall be limited to such specific provision or portion thereof (or to such situation), and this Note shall be construed and applied in such manner as to minimize such unenforceability. The Note shall otherwise remain in full force and effect.

Holder. As used in this Note, "Payee" includes the original payee of this Note
------
or an endorsee or assignee of this Note who is in possession of it.

Conditional Settlement. This Note is delivered by Maker to Payee as a
----------------------
conditional settlement of a disputed debt. Nothing contained herein shall be construed as an admission of liability or fault on the part of Maker with respect to such debt.

Security Interest. This Note is secured by a security interest in all of the
-----------------
assets of Maker's restaurant located at 7390 SW 117th Avenue, Miami, Miami-Dade County, Florida, 33183, as evidenced by a Security Agreement dated evenly herewith between Maker and Payee, to which reference is made for a complete description of the collateral and Payee's rights thereunder.

Documentary Stamp Tax. Maker will pay any documentary stamp tax which may be due
---------------------
with respect to this Note, the Security Agreement or any financing statement filed to perfect the security interest granted thereunder.

IN WITNESS WHEREOF, Maker has caused this Note to be executed by its duly authorized officer as of the date set forth above.

WITNESSES:                                     SHELL'S SEAFOOD RESTAURANTS, INC.

/s/ Laurie Crickenberger                        By: /s/ Warren R. Nelson
-------------------------                         -----------------------------
                                                  Its: Executive Vice President
                                                       ------------------------
                                                       WARREN R. NELSON
/s/ Kerry Danko
-------------------------

                                      -3-